Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Calumet, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Todd Borgmann, President and Chief Executive Officer of the Company, and David Lunin, Executive Vice President and Chief Financial Officer of the Company, each certify that to his knowledge:
(a)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2026	/s/ Todd Borgmann
Todd Borgmann President and Chief Executive Officer
(Principal Executive Officer)

August 7, 2026	/s/ David Lunin
David Lunin Executive Vice President and Chief Financial Officer
(Principal Financial Officer)